SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES AND EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): November 22, 2011

SINO-GLOBAL SHIPPING AMERICA, LTD.
(Exact name of registrant as specified in its charter)

Virginia	001-34024	11-3588546
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

136-56 39th Avenue, Room #305
Flushing, New York 11354
(Address of principal executive offices and zip code)

(718) 888-1814
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS.

On November 22, 2011, the Registrant issued a press release announcing that it had entered into a memorandum of understanding with Wilson, Sons Shipping Agency, a subsidiary of Wilson, Sons, a public company listed on the BM&FBovespa Exchange Brazil (WSON11). A copy of the press release is attached hereto as Exhibit 99.1.

On November 22, 2011, the Registrant issued a press release announcing the results of its annual meeting held on November 14, 2011. As explained in the press release, the shareholders approved the re-election of Mr. Cao Lei and Mr. Joseph Jhu as Class II directors of the Registrant and ratified the re-appointment of Friedman LLP as the Registrant’s independent registered accounting firm for the fiscal year ending June 30, 2012. A copy of the press release is attached hereto as Exhibit 99.2.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Financial statements of businesses acquired.

Not Applicable.

(b)	Pro forma financial information.

Not Applicable.

(c)	Shell company transactions.

Not Applicable.

(d)	Exhibits.
	99.1	Press release, dated November 22, 2011, entitled “Sino-Global Announces Servicing Memorandum of Understanding with Brazil’s Wilson, Sons Shipping Agency.”
	99.2	Press release, dated November 22, 2011, entitled “Sino-Global Announces Results of Annual General Meeting of Shareholders.”

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SINO-GLOBAL SHIPPING AMERICA, LTD.

By:	/s/ Cao Lei
Cao Lei
Chief Executive Officer

Dated: November 23, 2011

EXHIBIT INDEX

Number	Description of Exhibit

99.1	Press release, dated November 22, 2011, entitled “Sino-Global Announces Servicing Memorandum of Understanding with Brazil’s Wilson, Sons Shipping Agency.”
99.2	Press release, dated November 22, 2011, entitled “Sino-Global Announces Results of Annual General Meeting of Shareholders.”